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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) June 4, 2008



                           GENERAL MOTORS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



       STATE OF DELAWARE              1-143                38-0572515
       -----------------              -----                ----------
       (State or other           (Commission File        (I.R.S. Employer
        jurisdiction of              Number)            Identification No.)
        Incorporation)


      300 Renaissance Center, Detroit, Michigan              48265-3000
      -----------------------------------------              ----------
      (Address of Principal Executive  Offices)              (Zip Code)



                                 (313) 556-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

ITEM 1.01.  Entry into a Material Definitive Agreement.
ITEM 2.05.  Costs Associated with Exit or Disposal Activities.
ITEM 2.06.  Material Impairments.
ITEM 9.01.  Financial Statements and Exhibits
Signature
Index to Exhibit




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ITEM 1.01  Entry into a Material Definitive Agreement.

On June 4, 2008, General Motors Corporation ("GM") entered into the Participation Agreement ("Participation Agreement") between GM, GMAC LLC ("GMAC"), and Cerberus ResCap Financing LLC ("Cerberus Fund"). GMAC, formerly a wholly owned subsidiary of GM, is currently owned 51% by FIM Holdings LLC and 49% by GM. Cerberus Fund is a subsidiary of Cerberus FIM Investors LLC, which is a member of FIM Holdings LLC. GM also owns all of the outstanding Preferred Membership Interests in GMAC.

The Participation Agreement was entered into in conjunction with a refinancing by GMAC, and its wholly owned subsidiary, Residential Capital, LLC ("ResCap"). GMAC has announced that the overall refinancing completed by GMAC and ResCap includes over $60 billion of refinanced debt and new facilities, including both loan facilities and bonds.

As described in GM's Annual Report on Form 10-K for the year ended December 31, 2007, in addition to GM's equity interest in GMAC and participation on GMAC's Board of Managers, there are a number of operating and financial arrangements between GM and GMAC. GMAC offers consumer and dealer financing for the purchase or lease of GM vehicles in the United States and elsewhere, as well as vehicle service contracts and personal automobile insurance. In connection with the 2006 sale of a majority interest in GMAC, GM and GMAC entered into a number of agreements covering their relationship providing that GMAC continues to finance a broad spectrum of purchasers of GM products, consistent with its historical practice, for which it receives an agreed-upon return. Under these agreements, subject to certain exceptions and limitations, GM offers vehicle financing and leasing incentives to U.S. customers exclusively through GMAC, for which GMAC pays an annual fee of more than $100 million. These agreements also cover other arrangements such as the upfront payment by GM of certain residual support related to leased vehicles and the use of the GM name by certain GMAC subsidiaries.

Pursuant to the Participation Agreement, GMAC will sell GM and Cerberus Fund up to $750 million in subordinated participations (the "Participations") in the loans made by GMAC to ResCap and/or GMAC Mortgage, LLC pursuant to a loan agreement dated June 4, 2008 establishing a revolving credit facility (the "Revolving Facility"), which will expire May 1, 2010. GM and Cerberus Fund will acquire 49% and 51%, respectively, of each Participation, reflecting their percentage ownership of GMAC; as a result, GM may purchase up to $367.5 million in Participations and Cerberus Fund may purchase up to $382.5 million. GM and Cerberus Fund will be required to purchase their pro rata Participations in loans made under the Revolving Facility only to the extent that total outstanding loans exceed $2.75 billion, unless an event of default has occurred, in which case GM and Cerberus Fund would be required to purchase the maximum Participations, in an aggregate amount of $750 million.

As long as any portion of the Participations is outstanding, GM and Cerberus Fund will be entitled to receive (i) all of the interest paid on their respective portion of any Participation, plus (ii) an amount equal to the interest on the loans funded by GMAC under the Revolving Facility in excess of LIBOR plus 1.00% per annum. GM and Cerberus Fund will not be entitled to receive any principal payments with respect to the Participations until the principal portion of the loans retained by GMAC have been repaid in full. In addition, if an event of default results in an acceleration of payment under the Revolving Facility, GMAC will be entitled to receive all such payments until the principal portion of the loans retained by GMAC, any interest accrued thereon, and any expenses incurred by GMAC in connection with the loans have been paid in full.

This description of the terms and conditions of the Participation Agreement is qualified by the full text of such Agreement, which is attached to this Report as Exhibit 10.1.

ITEM 2.05.  Costs Associated with Exit or Disposal Activities.
ITEM 2.06.  Material Impairments.

On June 3, 2008, G. Richard Wagoner, Jr., GM Chairman and Chief Executive Officer, announced GM's plans to cease production over time at four GM truck assembly plants, in response to the industry's rapid shift away from trucks and
SUVs:

   o Oshawa Truck Assembly in Canada, which builds the Chevy Silverado and GMC Sierra, will likely cease production in 2009;
   o Moraine, Ohio, which builds the Chevy TrailBlazer, GMC Envoy and Saab 9-7x, will likely cease production at the end of the 2010 model run, or sooner, if demand dictates;

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   o  Janesville, Wisconsin, will likely cease production of medium-duty trucks by the end of 2009, and of the Tahoe, Suburban and Yukon in 2010, or sooner, if market demand dictates; and
   o Toluca, Mexico, which builds the Chevrolet Kodiak medium-duty truck, will likely cease production by the end of this year.

GM anticipates that it will record expenses in the current quarter as well as future periods related to the cessation of production at these facilities. These expenses will reflect the costs of the affected manufacturing workforce and potential curtailments of GM's hourly pension and other postretirement benefit plans, as well as higher depreciation expenses associated with the shorter life of the related assets at the affected facilities and measurement of potential asset impairments. At this time, GM is in process of developing estimates of the amount of such expenses and the amount of future cash expenditures and is unable to provide such estimates. When GM is able to reasonably estimate these amounts, it will disclose those estimates in future filings.

ITEM 9.01.  Financial Statements and Exhibits

Exhibit No.      Description
-----------      -----------

10.1 Participation Agreement dated as of June 4, 2008 between GMAC LLC, General Motors Corporation, and Cerberus ResCap Financing LLC





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  June 9, 2008                  By:  /s/Nick S. Cyprus
                                          -----------------
                                          Nick S. Cyprus, Controller and
                                          Chief Accounting Officer












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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     ------------

10.1 Participation Agreement dated as of June 4, 2008 between GMAC LLC, General Motors Corporation, and Cerberus ResCap Financing LLC